UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021: (February 8, 2021)

ADTALEM GLOBAL EDUCATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 West Monroe Chicago, Illinois	60661
(Address of registrant’s principal executive office)	(Zip code)

(866) 374-2678

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	AGTE	New York Stock Exchange, NYSE Chicago

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed by Adtalem Global Education Inc. to amend the Current Report on Form 8-K filed on February 8, 2021 (the “Original Report”) for the sole purpose of removing the independent auditor report of PricewaterhouseCoopers LLP inadvertently included in the unaudited financials of Walden e-Learning, LLC and, its subsidiary, Walden University, LLC furnished as Exhibit 99.3 to the Original Report. The revised exhibit is being furnished herewith as Exhibit 99.1 to this Amendment No. 1.

The information disclosed under Item 7.01 of the Original Report, including the amended Exhibit 99.1 furnished hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

This Form 8-K/A amends and supersedes in its entirety the Original 8-K with respect to Exhibit 99.3 only. This Amendment does not reflect events that may have occurred subsequent to February 8, 2021, and does not modify or update in any way other disclosures made in the Original Report. No other changes have been made to the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements and Exhibits.

The unaudited financial statements of Walden Education Business as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Exhibit No.	Description

99.1	Unaudited financial statements of Walden Education Business as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

Date: February 12, 2021	By:	/s/ Michael O. Randolfi
		Name:	Michael O. Randolfi
		Title:	Senior Vice President,
Chief Financial Officer
(Principal Financial Officer)